UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2011

GEORGETOWN  BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Federal	0-51102	20-2107839
(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

2 East Main Street, Georgetown, MA		01833
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 978-352-8600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                Regulation FD Disclosure

On April 26, 2011, Georgetown Bancorp, Inc. (the “Company”), held its annual stockholders meeting. At the meeting management made a presentation on the financial results for the six months ended December 31, 2010, as well as selected information on the three months ended March 31, 2011. This slide presentation was posted to the Company’s web site at www.georgetownsb.com on April 26, 2011. To view the presentation, follow the links on the web site to “About Us” and then “Investor Relations” and click on the “2011 Annual Meeting Presentation” link.

Item 9.01.              Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits: None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GEORGETOWN BANCORP, INC.

DATE: April 27, 2011	By:	\s\ Joseph W. Kennedy
Joseph W. Kennedy
Senior Vice President and Chief Financial Officer